Exhibit 10.2

Parcel 12

Boston, MA

CarGurus Tenant Change Order #18

Date:	3/29/2024

CarGurus, Inc.

2 Canal Park

Cambridge, MA 02141

Mr. John Hart:

RE: Change Order - Lease by and between Cargurus, Inc. ("CarGurus") and P-12 Property LLC ("Landlord"), dated December 19, 2019, as amended

(the “Lease”)

Pursuant to the Lease, CarGurus has requested modifications to the Base Building Plans and Specifications to accomodate Tenant's design of Tenant's Work, which request requires this change order to such plans and specifications. The work to be performed as a result of this change order is summarized as follows and described in more detail on Exhibit A attached hereto:

Item	Description	Amount
1	Landlord Credit for GWB enclosures. GWB at column enclosures at Base Buidling risers provided by Tenant as part of Tenants Interior fit-out per Lease Exhibit B.	($50,620.00)

			OK MC
	TOTAL CO#18	($50,620.00)

CarGurus acknowledges and agrees that (a) this change order constitutes a Tenant Change Order subject to and in accordance with the terms of the Lease; and (b) (i) it will pay to Landlord, as Additional Rent under the Lease, the actual amount of the increased costs and expenses resulting from this Tenant Change Order, and (ii) any and all delays resulting from the work contemplated by or resulting from this Tenant Change Order shall constitute a Tenant Delay under the Lease. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Lease. Please countersign this change order in the space below to confirm your agreement.

Sincerely,

P-12 Property LLC

Acknowledged and Agreed to by:
CarGurus, Inc.

x /s/ Brandon Morrill
Signtature

Brandon Morrill	4/12/2024

1001 Boylston-Office Core/Shell Scope LOI "Exhibit B"- Revised 11-7-19 Scope Item Floor Common Area Base building mechanical/electric/tel-data rooms - flooring, wall base, painted GBW Taped and sanded GWB at Tenant side of core and mechanical rooms Type X GWB at interior face of exterior walls GW8 at column enclosures Base building doors frames,doors, and hardware Shaft enclosures for Tenant provided systems within building core Partitions, ceilings, floorings, painting, finishes, doors, millwork, and all build-out within Tenant area Base building toilet rooms - Tile or polished concrete floors, partial tile coverage on walls, finished ceiling, ADA bathroom accessories, fixtures, hand dryers, and toilet partitions {with privacy panels) Tenant kitchens, and Tenant fit-out toilet rooms including plumbing Mechanical/electric/tel-data rooms for individual Tenant systems Horizontal window blinds and/or window treatments {See LL standard shade, color,and mounting detail) Exit stairs - Finishes include painted stringer, risers, and railings, seated concrete floor and treads, vinyl base at landings, painted GWB walls {except at concrete core), no ceilings Furnish and install of a larger, dressed up stair to act as a communication stair Vestibule at freight elevator/mechanical spaces including electrified door lock to receive card reader ELEVATORS Garage passenger elevator serving garage levels Office tower passenger elevators Building common fire extinguishers Tenant fire extinguishers Tenant equipment Patio heat to extend season usage Snow/ice melting decking on patio Patio-Exterior lighting, pavers, convenience power outlets PLUMBING Underground utility piping (water, waste, gas) to main ser11ice points and base building equipment Domestic water to base building fixtures HW generation for base building toilet rooms 2' domestic cold water stubbed into Tenant area and capped for Tenant use Domestic water distribution within Tenant premi5es Waste and vent service for base building areas Responsibility Tenant X X X X X X X X X X X Landlord X X X X X X X X X X X X X X X X X As Existing Comments GWB by landlord at all column locations that BB infrastructure occurs {i.e.: rain leaders).-landlord to credit cast for gwb walls at columns with B8 infrastructure. Tenant to provide as part of Tenant Interiors work. Meet 100 SF per person Landlord to provide paint and flooring at one (1) exit stair at tenant floors to act as a communicating stair. Heat Lamps to be provided where feasible. South Terrace to be reviewed for alternative methods. No

Exhibit 2.1-1, Page 2

Parcel 12

Boston, MA

CarGurus Tenant Change Order #19

Date:	3/29/2024

CarGurus, Inc.

2 Canal Park

Cambridge, MA 02141

Mr. John Hart:

RE: Change Order - Lease by and between Cargurus, Inc. ("CarGurus") and P-12 Property LLC ("Landlord"), dated December 19, 2019, as amended

(the “Lease”)

Pursuant to the Lease, CarGurus has requested modifications to the Base Building Plans and Specifications to accomodate Tenant's design of Tenant's Work, which request requires this change order to such plans and specifications. The work to be performed as a result of this change order is summarized as follows and described in more detail on Exhibit A attached hereto:

Item	Description	Amount
1	Landlord Credit for Upper Floor Elevator Lobby finishes. Finishes provided by Tenant as part of Tenants Interior fit-out per Lease Exhibit B (10 floors @ $21,000/floor)	($210,000.00)

			OK MC
	TOTAL CO#19	($210,000.00)

CarGurus acknowledges and agrees that (a) this change order constitutes a Tenant Change Order subject to and in accordance with the terms of the Lease; and (b) (i) it will pay to Landlord, as Additional Rent under the Lease, the actual amount of the increased costs and expenses resulting from this Tenant Change Order, and (ii) any and all delays resulting from the work contemplated by or resulting from this Tenant Change Order shall constitute a Tenant Delay under the Lease. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Lease. Please countersign this change order in the space below to confirm your agreement.

Sincerely,

P-12 Property LLC

Acknowledged and Agreed to by:
CarGurus, Inc.

x /s/ Brandon Morrill
Signtature

Brandon Morrill	4/12/2024

EXHIBIT 2.1-1

LANDLORD/TENANT RESPONSIBILITY MATRIX

1001 Boylston· Office Core/Shell Scope LOI "Exhibit B" - Revised 11-7•19 Scope Item Responsibility Tenant Landlord AS existing Comments SITEWORK Utilities Pavements sidewalks and roadways Landscaping STRUCTURE Floor to Floor Height: 13'-6" typical on office floors fireproofing Design floor live load: 100 psf Tenant to reinforce floor locally if specialty program exceeds 100 PSF Framed openings for additional Tenant shafts not part of base building Provide client specified openings for communicating stair MISCELLANEOUS METALS Misc.metals for base building elements (canopies, elevators, railings, etc.) specialty misc. metals/structural work for tenant rooftop equipment misc. metals/structural steel for base building rooftop equipment concrete pads and structural modifications related to tenant fit-out egress stairs with concrete filled pan. painted steel guardrails and handrails. steel frame and glass at exterior balconies and amenity deck as shown on the contract documents BUILDING ENVELOPE Exterior walls aluminum and glass curtain wall. aluminum and glass exterior doors of similar construction to exterior glazing system mechanical penthouse: aluminum panel system penthouse louvers as required specialty tenant equipment south side window treatment for significant sun penetration office tower roof adhered PVC or TPO membrane roofing system including insulation, transitions, parapets, and accessories walkway pads to base building roofing equipment and perimeter as shown on LL drawings pedestal pavers and roof protection pads at office roof as shown on ll drawings roof penetrations and walkway pads for tenant rooftop equipment office common area main lobby-finishes wall finishes ceiling finish upper floor finishes wall finishes ceiling finish lighting X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X By tenant tenant involvement with finishes tenant involvement with finishes tenant involvement with finishes landlord to credit cost for standard C/S Tenant to provide finishes in elevator lobby. see above note see above note see above note

Exhibit 2.1-1, Page 1

Parcel 12

Boston, MA

CarGurus Tenant Change Order #20

Date:	3/29/2024

CarGurus, Inc.

2 Canal Park

Cambridge, MA 02141

Mr. John Hart:

RE: Change Order - Lease by and between Cargurus, Inc. ("CarGurus") and P-12 Property LLC ("Landlord"), dated December 19, 2019, as amended (the “Lease”)

Pursuant to the Lease, CarGurus has requested modifications to the Base Building Plans and Specifications to accomodate Tenant's design of Tenant's Work, which request requires this change order to such plans and specifications. The work to be performed as a result of this change order is summarized as follows and described in more detail on Exhibit A attached hereto:

Item	Description	Amount
1	Landlord Credit for Egress Stair Finish upgrades. Upgraded stair finishes agreed to be provided by Tenant as part of Tenants Interior fit-out after lease execution.
	Vinyl Flooring - Pavilion flooring credit	($37,400.00)
	Paint at Accent Wall - Estimate	($18,200.00)

			OK MC
	TOTAL CO#20	($55,600.00)

CarGurus acknowledges and agrees that (a) this change order constitutes a Tenant Change Order subject to and in accordance with the terms of the Lease; and (b) (i) it will pay to Landlord, as Additional Rent under the Lease, the actual amount of the increased costs and expenses resulting from this Tenant Change Order, and (ii) any and all delays resulting from the work contemplated by or resulting from this Tenant Change Order shall constitute a Tenant Delay under the Lease. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Lease. Please countersign this change order in the space below to confirm your agreement.

Sincerely,

P-12 Property LLC

Acknowledged and Agreed to by:
CarGurus, Inc.

x /s/ Brandon Morrill
Signtature

Brandon Morrill	4/12/2024

1001 Boylston – Office Core/Shell Scope LOI “Exhibit B” – Revised 11-7-19 Scope Item Responsibility Tenant Landlord As Existing Comments Floor Common Area Base building mechanical/electric/tel-data rooms – flooring, wall base, painted GBW walls Taped and sanded GWB at Tenant side of core and mechanical rooms Type X GWB at interior face of exterior walls GWB at column enclosures X X X X GWB by landlord at all column locations that BB infrastructure occurs (i.e.: rain leaders). – Landlord to credit cost for gwb walls at columns with BB infrastructure. Tenant to provide as part of Tenant Interiors work. Base building door frames, doors, and hardware Shaft enclosures for Tenant provided systems withing building core X X X Partitions, ceilings, floorings, painting, fishers, doors, millwork, and all build-out withing Tenant area Base building toilet rooms – Title or polished concrete floors, partial tile coverage on walls, finished ceiling, ADA bathroom accessories, fixtures,, hand dryers, and toilet partitions (with privacy panels) X X X X X X X X X Meet 100 SF per person Tenant kitchens, and Tenant fit-out toilet rooms including plumbing Mechanical/electric/tel-data rooms for individual Tenant systems Horizontal window blinds and/or window treatments (See LL standard shade, color, and mounting detail) Exit stairs – finishes include painted stringer, risers, and railings, sealed concrete floor and treads, vinyl base at landings, painted GWB walls (except at concrete core), no ceilings X Furnish and install of a larger, dressed up stair to act as a communication stair X Landlord to provide paint and flooring at one (1) exit stair at tenant floors to act as a communicating stair. Vestibule at freight elevator/mechanical spaces including electrified door lock to receive cared reader ELEVATORS Garage passenger elevator serving garage levels Office tower passenger elevators Building common fire extinguishers Tenant fire extinguishers Tenant equipment Patio heat to extend season usage X X X X X X Heat Lamps to be provided where feasible. South Terrace to be reviewed for alternative methods. Snow/ice melting decking on patio X ~~X~~ No Patio – Exterior lighting, pavers, convenience power outlets PLUMBING Underground utility piping (water, waste, gas) to main service points and base building equipment Domestic water to base building fixtures HW generation for base building toilet rooms 2” domestic cold water stubbed into Tenant area and capped for Tenant use Domestic water distribution within Tenant premises Waste and vent service for base building areas

Exhibit 2.1-1, Page 2

Parcel 12

Boston, MA

CarGurus Tenant Change Order #21

Date:	3/29/2024

CarGurus, Inc.

2 Canal Park

Cambridge, MA 02141

Mr. John Hart:

RE: Change Order - Lease by and between Cargurus, Inc. ("CarGurus") and P-12 Property LLC ("Landlord"), dated December 19, 2019, as amended (the “Lease”)

Pursuant to the Lease, CarGurus has requested modifications to the Base Building Plans and Specifications to accomodate Tenant's design of Tenant's Work, which request requires this change order to such plans and specifications. The work to be performed as a result of this change order is summarized as follows and described in more detail on Exhibit A attached hereto:

Item	Description	Amount
1	Landlord Credit for South side window treatment. Window treatment at south elevation agreed to be provided by Tenant as part of Tenants Interior fit-out after lease execution.
	Window treatment - estimate	($84,750.00)

			OK MC
	TOTAL CO#21	($84,750.00)

CarGurus acknowledges and agrees that (a) this change order constitutes a Tenant Change Order subject to and in accordance with the terms of the Lease; and (b) (i) it will pay to Landlord, as Additional Rent under the Lease, the actual amount of the increased costs and expenses resulting from this Tenant Change Order, and (ii) any and all delays resulting from the work contemplated by or resulting from this Tenant Change Order shall constitute a Tenant Delay under the Lease. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Lease. Please countersign this change order in the space below to confirm your agreement.

Sincerely,

P-12 Property LLC

Acknowledged and Agreed to by:
CarGurus, Inc.

x /s/ Brandon Morrill
Signtature

Brandon Morrill	4/12/2024

EXHIBIT 2.1-1

LANDLORD/TENANT RESPONSIBILITY MATRIX

1001 Boylston - Office Core/Shell Scope LOI "Exhibit B" - Revised 11-7-19

Scope Item	Responsibility			Comments
	Tenant	Landlord	As Existing	
SITEWORK				
Utilities		X		
Pavements - sidewalks and roadways		X		
Landscaping		X		
STRUCTURE				
Floor to Floor Height: 13'-6" typical on office floors		X		
Fireproofing		X		
Design floor live load: 100 psf		X		
Tenant to reinforce floor locally if specialty program exceeds 100 PSF	X			
Framed openings for additional Tenant shafts not part of base building	X			
Provide client specified openings for communicating stair	X			**By Tenant**
MISCELLANEOUS METALS				
Misc. metals for base building elements (canopies, elevators, railings, etc.)		X		
Specialty misc. metals/structural work for Tenant rooftop equipment	X			
Misc. metals/structural steel for base building rooftop equipment		X		
Concrete pads and structural modifications related to Tenant fit-out	X			
Egress stairs with concrete filled pan. Painted steel guardrails and handrails.		X		
Steel frame and glass at exterior balconies and amenity deck as shown on the contract documents		X		
BUILDING ENVELOPE				
Exterior Walls				
Aluminum and glass curtain wall.		X		
Aluminum and glass exterior doors of similar construction to exterior glazing system		X		
Mechanical penthouse: aluminum panel system		X		
Penthouse louvers as required for base building common equipment		X		
Penthouse louvers as required for specialty Tenant equipment	X			
South side window treatment for significant sun penetration		X		
Office Tower Roof				
Adhered PVC or TPO membrane roofing system including insulation, transitions, parapets, and accessories		X		
Walkway pads to base building rooftop equipment and perimeter as shown on LL drawings		X		
Pedestal pavers and roof protection pads at office roof as shown on LL drawings		X		
Roof penetrations and walkway pads for Tenant rooftop equipment	X			
OFFICE COMMON AREA				
Main Lobby - Finishes				
Lobby floor finishes		X		Tenant involvement with finishes
Wall finishes		X		Tenant involvement with finishes
Ceiling finish		X		Tenant involvement with finishes
Upper Floor Elevator Lobbies				
Lobby floor finishes	X			**Landlord to credit cost for standard C/S finishes. Tenant to provide finishes in elevator lobby.**
Wall finishes	X			**see above note**
Ceiling finish	X			**see above note**
Lighting	X			**see above note**

1001 Boyiston Office Core/Shell Scope LOI "Exhibit B" - Revised 11-7-19 Scope Item Responsibility Tenant Landlord As Comments Existing Floor Common Area Base building mechanical/ellectric/tel-data rooms flooring wall base, painted GBW X walls Taped and sanded GWB at Tenant side of core and mechanical rooms X Type x GWB at interior face of exterior walls GWB at column enclosures GWB by landlord at all column location that 88 infrastructure occurs li.e.: rain leaders) Landlord to credit cost for gwlb walls at columns with BB infrastructure Tenant to provide as part of Tenant Interiors work Base building door frames, doors, and hardware x Shaft enclosures for Tenant provided systems within building core x Partitions. ceilings, floorings, painting. finishes, doors, millwork and all build-out x within Tenant area Base building toilet rooms Tile or polished concrete floors, partial tile coverage on x Meet 100 SF per person walls, finished ceiling, ADA bathroom accessories, fixtures hand dryers, and toilet partitions (with privacy panels) Tenant kitchens, and Tenant it-out toilet rooms including plumbing Horizontal window blinds and/or window treatments (See u standard shade color, and mounting detail) Exitystairs Finishes include painted strigger risers and railings spaled.congrete floor and treads vinyl base at landings, painted GWB walls (except at concrete care) no ceilings Furnish and install of a larger, dressed up stair to act as a communication stair x Landlord to provide paint and flooring at one (1) exit stair at tenant floors to act as . communicating stair. Vestibule at freight elevator/mechanical spaces including electrified door lack to x receive card reader ELEVATORS Garage passenger elevator serving garage levels x Office tower passenger elevators x Building common fire extinguishers x Tenant fire extinguishers x Tenant equipment Patio heat to extend season usage x Heat Lamps to be provided where feasible South Terrace to be reviewed for alternative methods Snow/ice melting decking on patio x * Patio Exterior lighting pavers, convenience power outlets No PLUMBING Underground utility piping |water, waste, gas) to main service points and base x building equipment Domestic water to base building fixtures x HW generation for base building toilet rooms x 2" domestic cold water stubbed into Tenant area and capped for Tenant use x Domestic water distribution within Tenant premises Waste and vent service for base building areas x

Exhibit 2.1-1, Page 2

Parcel 12

Boston, MA

CarGurus Tenant Change Order #22

Date:	4/18/2024

CarGurus, Inc.

2 Canal Park

Cambridge, MA 02141

Mr. Brandon Morrill:

RE: Change Order - Lease by and between Cargurus, Inc. ("CarGurus") and P-12 Property LLC ("Landlord"), dated December 19, 2019, as amended (the “Lease”)

Pursuant to the Lease, CarGurus has requested modifications to the Base Building Plans and Specifications to accomodate Tenant's design of Tenant's Work, which request requires this change order to such plans and specifications. The work to be performed as a result of this change order is summarized as follows and described in more detail on Exhibit A attached hereto:

Item	Description	Amount
1	Landlord Credit for Level 21 South terrace patio heater installation	($45,104)	OK MC

	TOTAL CO#22	($45,104.00)

CarGurus acknowledges and agrees that (a) this change order constitutes a Tenant Change Order subject to and in accordance with the terms of the Lease; and (b) (i) it will pay to Landlord, as Additional Rent under the Lease, the actual amount of the increased costs and expenses resulting from this Tenant Change Order, and (ii) any and all delays resulting from the work contemplated by or resulting from this Tenant Change Order shall constitute a Tenant Delay under the Lease. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Lease. Please countersign this change order in the space below to confirm your agreement.

Sincerely,

P-12 Property LLC

Acknowledged and Agreed to by:

CarGurus, Inc.

x /s/ Brandon Morrill
Signtature

Brandon Morrill	5/3/2024

1001 Boylston - Office Core/Shell Scope LOI "Exhibit B" - Revised 11-7-19

Scope Item	Responsibility
	Tenant	Landlord	As Existing	Comments
Floor Common Area
Base building mechanical/electric/tel-data rooms - flooring, wall base, painted GBW walls		X
Taped and sanded GWB at Tenant side of core and mechanical rooms		X
Type X GWB at interior face of exterior walls	X
GWB at column enclosures	X

GWB by landlord at all column locations that BB infrastructure occurs (i.e.: rain leaders).· Landlord to credit cost for gwb walls at columnswith 88 infrastructure. Tenant to provide as part of Tenant Interiors worlL

Base building door frames, doors, and hardware		X
Shaft enclosures for Tenant provided systems within building core	X
Partitions, ceilings, floorings, painting, finishes, doors, millwork, and all build-out within Tenant area	X

Base building toilet rooms - Tile or polished concrete floors, partial tile coverage on walls, finished ceiling, ADA bathroom accessories, fixtures, hand dryers, and toilet partitions (with privacy panels)

		X		Meet 100 SF per person
Tenant kitchens, and Tenant fit-out toilet rooms including plumbing	X
Mechanical/electric/tel-data rooms for individual Tenant systems	X
Horizontal window blinds and/or window treatments (See LL standard shade, color, and mounting detail)	X
Exit stairs - Finishes include painted stringer, risers, and railings, sealed concrete floor and treads, vinyl base at landings, painted GWB walls (except at concrete core), no ceilings		X
Furnish and install of a larger, dressed up stair to act as a communication stair		X		Landlord to provide paint and flooring at one (1) exit stair at tenant floors to act as a communicating stair.
Vestibule at freight elevator/mechanical spaces including electrified door lock to receive card reader		X
ELEVATORS
Garage passenger elevator serving garage levels		X
Office tower pas.senger elevators		X
Building common fire extinguishers		X
Tenant fire extinguishers	X
ITPn;1nt an1•!----	X
.,..
IJ"U'U/ll.t: ...... ,.... ,15 ,15 UII . ,	I " I
Patio - Exterior lighting, pavers, convenience power outlets				No
PLUMBING
Underground utility piping (water, waste, gas) to main service points and base building equipment		X
Domestic water to base building fixtures		X
HW generation for base building toilet rooms		X
2" domestic cold water stubbed into Tenant area and capped for Tenant use		X
Domestic water distribution within Tenant premises	X
Waste and vent service for base building areas		X

Exhibit 2.1-1, Page 2

Parcel 12

Boston, MA

CarGurus Tenant Change Order #23

Date:	4/18/2024

CarGurus, Inc.

2 Canal Park

Cambridge, MA 02141

Mr. Brandon Morrill:

RE: Change Order - Lease by and between Cargurus, Inc. ("CarGurus") and P-12 Property LLC ("Landlord"), dated December 19, 2019, as amended (the “Lease”)

Pursuant to the Lease, CarGurus has requested modifications to the Base Building Plans and Specifications to accomodate Tenant's design of Tenant's Work, which request requires this change order to such plans and specifications. The work to be performed as a result of this change order is summarized as follows and described in more detail on Exhibit A attached hereto:

Item	Description	Amount
1	Landlord Credit for additional Penthouse sign drilling provided by Tenant sign contractor. Agreed upon value is a lump sum value of $10,000	($10,000)	OK MC

	TOTAL CO#23	($10,000.00)

CarGurus acknowledges and agrees that (a) this change order constitutes a Tenant Change Order subject to and in accordance with the terms of the Lease; and (b) (i) it will pay to Landlord, as Additional Rent under the Lease, the actual amount of the increased costs and expenses resulting from this Tenant Change Order, and (ii) any and all delays resulting from the work contemplated by or resulting from this Tenant Change Order shall constitute a Tenant Delay under the Lease. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Lease. Please countersign this change order in the space below to confirm your agreement.

Sincerely,

P-12 Property LLC

Acknowledged and Agreed to by:
CarGurus, Inc.

x /s/ Brandon Morrill
Signtature

Brandon Morrill	5/3/2024